UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2025

AMPHENOL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2025, Amphenol Corporation (the “Company”) issued and sold $500,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2027 (the “Floating Rate Notes”), $750,000,000 aggregate principal amount of the Company’s 3.800% Senior Notes due 2027 (the “2027 Notes”), $750,000,000 aggregate principal amount of the Company’s 3.900% Senior Notes due 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 4.125% Senior Notes due 2030 (the “2030 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 4.400% Senior Notes due 2033 (the “2033 Notes”), $1,600,000,000 aggregate principal amount of the Company’s 4.625% Senior Notes due 2036 (the “2036 Notes”) and $1,650,000,000 aggregate principal amount of the Company’s 5.300% Senior Notes due 2055 (the “2055 Notes”, and together with the Floating Rate Notes, the 2027 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes and the 2036 Notes, the “Notes”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-270605), including the related prospectus dated March 16, 2023, as supplemented by the prospectus supplement dated October 27, 2025. The Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated October 27, 2025, by and between the Company and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Mizuho Securities USA LLC and BofA Securities, Inc., as representatives of the several Underwriters named in Schedule A thereto.

The Company received net proceeds from the offering of the Notes, after deducting the underwriting discounts and estimated offering expenses payable by the Company, of approximately $7,431.8 million. The Company intends to use the net proceeds from the offering of the Notes, together with cash on hand, borrowings under the Company’s three-year unsecured delayed draw term loan credit agreement and the Company’s 364-day unsecured delayed draw term loan credit agreement and/or borrowings under the Company’s U.S. commercial paper program, to pay the cash consideration for the Company’s pending acquisition of CommScope Holding Company, Inc.’s Connectivity and Cable Solutions businesses, specifically the Data Center Connectivity Solutions business, the Broadband Communications business and the Building Connectivity Solutions business (the “CCS Acquisition”) and the payment of fees and expenses related thereto. If a special mandatory redemption event occurs, the Company will be required to redeem the Notes of each series in a special mandatory redemption, as further described below.

The Notes were issued pursuant to an indenture dated as of March 16, 2023 (the “Indenture”) between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and certain of the terms of each series of the Notes were established pursuant to an Officers’ Certificate dated November 10, 2025 (the “Officers’ Certificate”), in accordance with the Indenture. The Indenture and Officers’ Certificate contain certain covenants and events of default and other customary provisions.

The Floating Rate Notes will bear interest at a floating rate per annum, reset quarterly, equal to Compounded SOFR, plus 0.53%. The 2027 Notes bear interest at a rate of 3.800% per year, the 2028 Notes bear interest at a rate of 3.900% per year, the 2030 Notes bear interest at a rate of 4.125% per year, the 2033 Notes bear interest at a rate of 4.400% per year, the 2036 Notes bear interest at a rate of 4.625% per year and the 2055 Notes bear interest at a rate of 5.300% per year. Interest on the Floating Rate Notes is payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning on February 15, 2026. Interest on the 2027 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2026. Interest on the 2028 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2026. Interest on the 2030 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2026. Interest on the 2033 Notes is payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2026. Interest on the 2036 Notes is payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2026. Interest on the 2055 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2026.

The Company will make each interest payment to the holders of record with respect to the Floating Rate Notes on the immediately preceding February 1, May 1, August 1 and November 1, with respect to the 2027 Notes on the immediately preceding May 1 and November 1, with respect to the 2028 Notes on the immediately preceding May 1 and November 1, with respect to the 2030 Notes on the immediately preceding May 1 and November 1, with respect to the 2033 Notes on the immediately preceding February 1 and August 1, with respect to the 2036 Notes on the immediately preceding February 1 and August 1 and with respect to the 2055 Notes on the immediately preceding May 1 and November 1.

The Floating Rate Notes will mature on November 15, 2027, the 2027 Notes will mature on November 15, 2027, the 2028 Notes will mature on November 15, 2028, the 2030 Notes will mature on November 15, 2030, the 2033 Notes will mature on February 15, 2033, the 2036 Notes will mature on February 15, 2036 and the 2055 Notes will mature on November 15, 2055.

The Company may not redeem the Floating Rate Notes at its option prior to their maturity. The Company may redeem, at its option, some or all of the 2027 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. Prior to October 15, 2028 (one month prior to the maturity date of the 2028 Notes), the Company may redeem, at its option, some or all of the 2028 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. On or after October 15, 2028 (one month prior to the maturity date of the 2028 Notes), the Company may redeem, at its option, the 2028 Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. Prior to October 15, 2030 (one month prior to the maturity date of the 2030 Notes), the Company may redeem, at its option, some or all of the 2030 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. On or after October 15, 2030 (one month prior to the maturity date of the 2030 Notes), the Company may redeem, at its option, the 2030 Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. Prior to December 15, 2032 (two months prior to the maturity date of the 2033 Notes), the Company may redeem, at its option, some or all of the 2033 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. On or after December 15, 2032 (two months prior to the maturity date of the 2033 Notes), the Company may redeem, at its option, the 2033 Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. Prior to November 15, 2035 (three months prior to the maturity date of the 2036 Notes), the Company may redeem, at its option, some or all of the 2036 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. On or after November 15, 2035 (three months prior to the maturity date of the 2036 Notes), the Company may redeem, at its option, the 2036 Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. Prior to May 15, 2055 (six months prior to the maturity date of the 2055 Notes), the Company may redeem, at its option, some or all of the 2055 Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, plus a “make-whole” premium. On or after May 15, 2055 (six months prior to the maturity date of the 2055 Notes), the Company may redeem, at its option, the 2055 Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

In addition, each series of the Notes will be subject to a special mandatory redemption (at a price equal to 101% of the principal amount of each series of the Notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but not including, the special mandatory redemption date) under certain circumstances if the CCS Acquisition is not consummated, or is not consummated by an agreed upon date. The Notes are unsecured, unsubordinated and rank equally in right of payment with all of the Company’s other unsecured unsubordinated senior indebtedness and senior obligations.

The above descriptions of the Indenture, the Officers’ Certificate and the Notes are qualified in their entirety by reference to the Indenture, the Officers’ Certificate and, as applicable, the Floating Rate Notes, the 2027 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2036 Notes and the 2055 Notes, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

The exhibits to this Current Report on Form 8-K (except for Exhibit 104) are hereby incorporated by reference in the Registration Statement (No. 333-270605).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing terms and conditions of the Indenture, the Officers’ Certificate and the Floating Rate Notes, the 2027 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2036 Notes and the 2055 Notes described in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of March 16, 2023, between Amphenol Corporation and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.1 to the Form S-3 filed on March 16, 2023)
4.2	Officers’ Certificate, dated November 10, 2025, establishing the Floating Rate Notes, the 2027 Notes, the 2028 Notes, the 2030 Notes, the 2033 Notes, the 2036 Notes and the 2055 Notes pursuant to the Indenture
4.3	Form of Global Note for the Floating Rate Notes
4.4	Form of Global Note for the 2027 Notes
4.5	Form of Global Note for the 2028 Notes
4.6	Form of Global Note for the 2030 Notes
4.7	Form of Global Note for the 2033 Notes
4.8	Form of Global Note for the 2036 Notes
4.9	Form of Global Note for the 2055 Notes
5.1	Opinion of Latham & Watkins LLP regarding the legality of the Notes issued by Amphenol Corporation
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ Craig A. Lampo
Craig A. Lampo
Senior Vice President and Chief Financial Officer

Date: November 10, 2025